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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 13, 2003

                             The Macreport.net, Inc.
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


       333-64244                                       11-3584538
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(Commission File Number)                  (I.R.S. Employer Identification No.)

            200 Broadhollow Road, Suite 207, Melville, New York 11747
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             (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code (631) 393-5075


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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Item 4.           Changes in the Registant's Certifying Accountant.

         On January 13, 2003, the Company retained its independent accountants, Capraro Centofranchi Kramer & Co., as a consultant to the Company with respect to its internal accounting functions and thus dismised Capraro Centofranchi Kramer & Co. as the Company's independent accountant. The reports of Capraro Centofranchi Kramer & Co.for the period of December 13, 2000, the Company's date of inception, to November 30, 2001 contained no adverse opinion, disclaimers of opinion nor were they modified as to uncertainty, audit scope or accounting principles, other than an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern. At no time during the engagement of Capraro Centofranchi Kramer & Co. as independent accountants for the Company were there any disagreements, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company provided Capraro Centofranchi Kramer & Co. with a copy of this Form 8-K prior to filing with the Securities and Exchange Commission and requested a response thereto by Capraro Centofranchi Kramer & Co. The letter of Capraro Centofranchi Kramer & Co. concerning its resignation as the Company's principal accountants is attached hereto as Exhibit 16.1.

         On January 13, 2003, the Company engaged the firm of Holtz Rubenstein & Co., LLP as independent accountants for the Company. Prior to January 13, 2003, neither the Company, nor anyone on its behalf, had consulted with Holtz Rubenstein & Co., LLP concerning the accounting principles of any specific completed or contemplated transaction, any type of audit opinion on the Company's financial statements or any other material factor which might be considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

         The Company hereby incorporates by reference herein the matters announced in the Company's press release dated January 13, 2003 (such press release is filed as Exhibit 99.1 hereto).

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits.

         The following documents are being filed herewith by the Company as exhibits to this Current Report on Form 8-K:

                  16.1 Letter from Capraro Centofranchi Kramer & Co.to the Securities and Exchange Commission dated
                           January 15, 2003.

                  99.1     Press release of the Company dated January 13, 2003.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   The Macreport.net, Inc.
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                                        (Registrant)


Date: January 15, 2003              By: /s/ V. William Lucchetti, Jr.
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                                        V. William Lucchetti, Jr.
                                        Chief Executive Officer and President


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